Investment	12 Months Ended
Jun. 30, 2024
Disclosure of detailed information about investment property [abstract]
Investment

21. Investment

Investment in SFF ($)

Balance, July 1, 2022	-

Purchased	722,515

Fair value change	-

Balance, June 30, 2023	722,515

Purchased	2,465,000

acquired through debt settlement	3,089,299

Fair value change	(1,124,791)

Balance, June 30, 2024	5,152,023

On June 1, 2023, the Company acquired 200 limited partnership units of Solar Flow-Through 2012-I Limited Partnership, from former partner unitholders, for an aggregate purchase price of $4,200, and 31,230 limited partnership units of Solar Flow-Through 2013-I Limited Partnership for an aggregate purchase price of $718,290. On July 5, 2023, the Company acquired 42,500 limited partnership units of Solar Flow-Through 2016 Limited Partnership for an aggregate purchase price of $2,465,000.

During the year ended June 30, 2024, the group of Solar Flow-Through Limited Partnerships completed a reorganization into a corporate entity named Solar Flow-Through Funds Ltd. (“SFF”). As a result, 73,930 limited partnership units owned by the Company have been converted to 702,820 common shares of SFF.

SOLARBANK CORPORATION

Notes to Consolidate Financial Statements

Years ended June 30, 2024 and 2023

(Expressed in Canadian Dollars)

21.	Investment (continued)

On March 20, 2024, the Company entered into a definitive agreement with SFF to acquire all of the issued and outstanding common shares in an all-stock deal (Note 26). The transaction had not closed as at June 30, 2024.

On March 27, 2024 (the “Settlement Date”), the Company received $1,750,143 in cash and 1,052,599 SFF common shares related to settlement of $6,486,838 receivable due from SFF (Note 4).

As at June 30,2024, the Company holds a 16% equity interest in SFF. This investment does not provide the Company with significant influence over SFF, and as such, is classified as a financial asset at fair value through profit or loss (FVTPL)

The fair value of the SFF share was valuated at $2.93 per share on both Settlement Date and June 30, 2024. The valuation of the investment is based on significant unobservable inputs (Level 3).

Due to the nature and current operational status of SFF, the Sum-of-the-Parts method was deemed the most appropriate method to estimate the fair market value of SFF. SFF has three business segments: the Solar Asset Portfolio, BESS Portfolio and EV Charging Portfolio. For each of the segment, discounted cash flow valuation method has been applied.

Revenue projections for each segment were primarily derived from secured contract rates (the “contracted revenue”), alongside estimates provided by third-party professionals for merchant and arbitrage revenues. The contracted revenue represents approximately 90% of total revenue. A sensitivity analysis indicates that if only contracted revenue is realized, the overall SFF investment value as of June 30, 2024 would decline by approximately $0.9 million.

Operating expenses were estimated using historical performance data from each segment, supplemented by third-party estimates and vendor quotes. A sensitivity analysis shows that a 5% change in operating expenses would lead to approximately $0.1 million change in the total SFF investment value as of June 30, 2024.

For the BESS portfolio, capital expenditures were required and estimated based on existing contracts, vendor quotes, and third-party estimates, with projected capital costs of $14 million per project. A sensitivity analysis indicates that a 5% change in capital expenditures would lead to a $0.3 million change in the total SFF investment value as of June 30, 2024.

The Weighted Average Cost of Capital (WACC) was estimated to be between 5.75% and 6.25%, reflecting SFF’s capital structure, required return on equity, and interest-bearing debt yields. A 0.25% fluctuation in the discount rate would result in a $0.1 million change in the total SFF investment value as of June 30, 2024.